                                                                   EXHIBIT 10.31

                          SORRENTO VALLEY BUSINESS PARK


                                      LEASE

                                    SUITE 100

                                      From

                              HUB PROPERTIES TRUST
                     a Maryland Real Estate Investment Trust

                                       To

                          SIGNAL PHARMACEUTICALS, INC.
                            a California Corporation



                               5626 Oberlin Drive
                           San Diego, California 92121

                               Table of Contents.


ARTICLE 1  Reference Data....................................................................1
        1.1    Introduction and Subjects Referred To.........................................1

ARTICLE 2  Premises and Term.................................................................2
        2.1    Premises......................................................................2
        2.2    Term..........................................................................3
        2.3    Termination Option............................................................3

ARTICLE 3  Commencement and Condition .......................................................3
        3.1  Commencement Date...............................................................3
        3.2  Condition of Premises...........................................................3

ARTICLE 4  Rent and Other Charges............................................................4
        4.1  The Annual Fixed Rent...........................................................4
        4.2  Additional Rent.................................................................4
        4.3    Real Estate Taxes.............................................................5
        4.4  Personal Property Taxes.........................................................6
        4.5  Operating Costs.................................................................6
        4.6  Insurance.......................................................................9
        4.7  Utilities......................................................................11
        4.8  Late Payment of Rent...........................................................12
        4.9  Security Deposit...............................................................12

ARTICLE 5  Landlord's Covenants.............................................................14
        5.1  Heat and Air-Conditioning......................................................14
        5.2  Water..........................................................................14
        5.3  Cleaning.......................................................................14
        5.4  Lighting.......................................................................15
        5.5  Repairs........................................................................15
        5.6  Repair Cost Waiver.............................................................16
        5.7  Interruption...................................................................16
        5.8  Outside Services...............................................................16
        5.9  Access to Building.............................................................17
        5.10  Insurance.....................................................................17

ARTICLE 6  Tenant's Additional Covenants....................................................17
        6.1  Perform Obligations............................................................17
        6.2  Use............................................................................17
        6.3  Repair and Maintenance.........................................................18
        6.4  Compliance with Law............................................................18
        6.5  Indemnification................................................................19
        6.6  Landlord's Right to Enter......................................................19
        6.7  Personal Property at Tenant's Risk.............................................20
        6.8  Payment of Landlord's Cost of Enforcement......................................20
        6.9  Yield Up.......................................................................20
        6.10  Rules and Regulations.........................................................21
        6.11  Estoppel Certificate..........................................................21
        6.12  Landlord's Expenses Re Consents...............................................21
        6.13  Financial Information.........................................................21
        6.14  Assignment and Subletting.....................................................22
        6.15    Nuisance....................................................................25
        6.16  Equipment; Floor Load.........................................................26


        6.17  Electricity...................................................................26
        6.18  Installations, Alterations or Additions.......................................26
        6.19  Signs.........................................................................28
        6.20  Hazardous Materials...........................................................28

ARTICLE 7  Casualty or Taking...............................................................30
        7.1  Termination....................................................................30
        7.2  Restoration....................................................................31
        7.3  Award..........................................................................31
        7.4  Termination Waiver.............................................................32

ARTICLE 8  Defaults.........................................................................32
        8.1  Default of Tenant..............................................................32
        8.2  Remedies.......................................................................33
        8.3  Remedies Cumulative............................................................35
        8.4  Landlord's Right to Cure Defaults..............................................35
        8.5  Holding Over...................................................................36
        8.6  Effect of Waivers of Default...................................................36
        8.7  No Waiver, etc.................................................................36
        8.8  No Accord and Satisfaction.....................................................36

ARTICLE 9  Rights of Holders................................................................37
        9.1  Rights of Mortgagees or Ground Lessors.........................................37
        9.2  Modifications..................................................................38

ARTICLE 10  Miscellaneous Provisions........................................................38
        10.1  Notices.......................................................................38
        10.2  Quiet Enjoyment; Landlord's Right to Make Alterations,
                      Etc...................................................................39
        10.3  Lease Not to be Recorded......................................................40
        10.4  Assignment of Rents and Transfer of Title; Limitation
                      of Landlord's Liability...............................................40
        10.5  Landlord's Default............................................................41
        10.6  Notice to Mortgagee and Ground Lessor.........................................41
        10.7  Building or Complex Name Change...............................................42
        10.8  Parking.......................................................................42
        10.9  Brokerage.....................................................................42
        10.10  Applicable Law and Construction..............................................42


        The Exhibits listed below are incorporated in this Lease by reference and are to be construed as a part of this Lease.

EXHIBIT A.    Plan showing the Premises.
EXHIBIT B.    Rules and Regulations.
EXHIBIT C.    Alterations Requirements.
EXHIBIT D.    Contractor's Insurance Requirements.
EXHIBIT E.    Clerk's Certificate.


                                    ARTICLE 1

                                 Reference Data

        1.1    Introduction and Subjects Referred To

        This is a lease (this "Lease") entered into by and between HUB PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord") and SIGNAL PHARMACEUTICALS, INC., a California corporation ("Tenant").

        Each reference in this Lease to any of the following terms or phrases shall be construed to incorporate the corresponding definition stated in this
Section 1.1.

        Date of
        this Lease:          January __, 1998

        Complex: The four (4) buildings (the "Buildings") of the Sorrento Valley Business Park and the parking facilities and all other appurtenances, and the land parcels on which they are located and the sidewalks adjacent thereto, hereinafter referred to collectively as the "Complex".

        Building:            That certain building in the Complex, known
                             as 5626 Oberlin Drive, San Diego, California
                             92121 (the "Building").

        Premises:            A portion of the first (1st) floor of the
                             Building substantially as shown on Exhibit A hereto and known as Suite 100.

        Commencement
        Date:                January 1, 1998.

        Original Term:       Six (6) years, commencing as of the
                             Commencement Date and expiring December 31,
                             2003.

        Annual
        Fixed Rent:

                                                     Annual             Monthly
                             Lease Year            Fixed Rent           Payment
                             ----------            ----------           -------
                                    1              $117,590.40          $ 9,799.20
                                    2              $256,085.76          $21,340.48
                                    3              $261,312.00          $21,776.00
                                    4              $267,844.80          $22,320.40
                                    5              $280,910.40          $23,409.20
                                    6              $287,443.20          $23,953.60

        Lease Year:          The twelve (12) month period commencing on
                             the Commencement Date and ending on the day immediately preceding the first anniversary of the Commencement Date and each succeeding twelve (12) month period thereafter during the term of this Lease.

        Tenant's
        Percentage:          Ten and 41/100 percent (10.41%).

        Other Lease:         That certain lease between Sorrento Valley
                             Business Park, a California limited partnership and Tenant dated as of April 30, 1993, as amended by First Amendment to Lease dated November 4, 1994,
                             Second Amendment to Lease dated May 31, 1996 and letter agreement dated the Date of this Lease.

        Permitted
        Uses: Offices and laboratories for biotechnology research and development, subject to the provisions of Section 6.2.

        Commercial General
        Liability Insurance
        Limits: $4,000,000 per occurrence (combined single limit) for property damage, bodily and personal injury and death.

        Original
        Address of
        Landlord:            c/o M&P Partners Limited Partnership
                             400 Centre Street
                             Newton, MA  02158
                             Attn:  John Mannix
                             Telephone #: (617) 928-1300

        Original
        Address of
        Tenant:              5555 Oberlin Drive
                             San Diego, CA  92121

        Security
        Deposit:             $21,340.48.


                                    ARTICLE 2

                                Premises and Term

        2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding exterior faces of exterior walls, the common lobbies, hallways, stairways, stairwells, elevator shafts and other common areas, and the escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the common areas, the Premises and the premises of other tenants in the Building.

        Tenant shall have, as appurtenant to the Premises, rights to use, in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, hallways and stairways of the Building,
(b) the common escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the Premises, (c) common walkways and driveways (if any) necessary for access to the Building, and
(d) if the Premises include less than all of the rentable area of any floor of the Building, the common toilets and other common facilities located on such floor.

        2.2 Term. The term of this Lease shall be for a period beginning on the Commencement Date (as hereinafter defined) and continuing for the Original Term and any extension thereof in accordance with the provision of this Lease, unless sooner terminated as hereinafter provided. The Original Term and any extension thereof in accordance with the provisions of this Lease is hereinafter referred to as the "term".

        2.3 Termination Option. Provided there shall exist no Default of Tenant, Tenant may elect to terminate the term of this Lease effective as of December 31, 1998 by giving notice to Landlord of such election, which notice shall be accompanied by (i) Tenant's check to the order of Landlord in the amount of $52,500.00 (the "Termination Payment") and (ii) any plans and specifications Tenant may have relating to the Premises, on or at any time prior to November 30, 1998 (the "Election Date"). If Tenant shall fail to give such notice or to have paid the Termination Payment or to have delivered such plans and specifications by the Election Date, however, this Lease shall continue in full force and effect and Tenant shall have no further option to terminate this Lease under this Section 2.3, it being agreed that time is of the essence with respect to the exercise of Tenant's rights hereunder.


                                    ARTICLE 3

                           Commencement and Condition

        3.1 Commencement Date. The Commencement Date shall be January 1, 1998.

        3.2 Condition of Premises. The Premises are leased in "as is" condition, Tenant acknowledging that it has fully investigated and become fully familiar with the condition of the Premises and that Landlord has made no warranties or representations as to the condition of the Premises. Landlord shall, however, comply with its obligations under Section 5.6 hereof.


                                    ARTICLE 4

                             Rent and Other Charges

        4.1 The Annual Fixed Rent. Tenant agrees to pay to Landlord's Agent, or as otherwise directed by Landlord, commencing on the Commencement Date, without offset, abatement (except as provided in Article 7), deduction or demand, the Annual Fixed Rent. Such Annual Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this Lease, at the Original Address of Landlord, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a domestic bank.

        Annual Fixed Rent for any partial month shall be prorated on a daily basis, and if Annual Fixed Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Annual Fixed Rent commences and shall be equal to a proportionate part of the monthly installment of Annual Fixed Rent for the partial month in which Annual Fixed Rent commences plus the installment of Annual Fixed Rent for the succeeding calendar month.

        "Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, All Items, 1982-1984=100, (or the Consumer Price Index for the smallest geographic area for which includes Los Angeles-Anaheim-Riverside. The Index is presently published by the Bureau of Labor Statistics of the United States Department of Labor. In the event publication of the Index ceases, the computation of the Annual Fixed Rent due from Tenant during each year of the term with respect to which the Index is to be applied shall be computed upon the basis of whatever index published by the United States Department of Labor at that time is most nearly comparable as a measure of general changes in price levels for the area in which the Property is located. In the event that the Index ceases to use 1982-84=100 as the basis of calculation, then the Index shall be converted to the amount(s) that would have resulted had the manner of calculating the Index in effect at the Date of this Lease not been altered. Any decrease in the Index shall not cause Annual Fixed Rent to be reduced.

        4.2 Additional Rent. Tenant covenants and agrees to pay Tenant's Percentage of Taxes and Operating Costs as provided below, and all other charges and amounts payable by or due from Tenant to Landlord (all such amounts referred to in this sentence being "Additional Rent").

        4.3 Real Estate Taxes. Tenant shall pay to Landlord, as Additional Rent, an amount ("Tenant's Tax Share") equal to Tenant's Percentage of the Taxes (as hereinafter defined) due (or estimated to be due by governmental authority) for any fiscal tax period (a "Tax Year") during the term hereof. Except as otherwise provided in the immediately following paragraph, Tenant shall pay Tenant's Tax Share to Landlord at least ten (10) days prior to the date or dates within any year during the term hereof that the same, or any fractional share thereof, shall be due and payable to any governmental authority responsible for collection of same (as stated in a written notice to Tenant given at least twenty (20) days prior to the date or dates any such payment shall be due, which notice shall set forth the manner of computation of any Tenant's Tax Share due from Tenant), except that such payment shall be made to Landlord not later than ten (10) days after such notice to Tenant, if such notice is given subsequent to the date twenty days prior to the date the same is due and payable as aforesaid.

        At Landlord's election, Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Tenant's Tax Share, such monthly amounts to be sufficient to provide Landlord by the time Tax payments are due or are to be made by Landlord a sum equal to Tenant's Tax Share, as reasonably estimated by Landlord from time to time on account of Taxes for the then current Tax Year. If the total of such monthly remittances for any Tax Year is greater than Tenant's Tax Share for such Tax Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Taxes (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligations to Landlord); if the total of such remittances is less than Tenant's Tax Share for such Tax Year, Tenant shall pay the difference to Landlord within ten (10) days after being so notified in writing by Landlord.

        If, after Tenant shall have made all payments due to Landlord pursuant to this Section 4.3, Landlord shall receive a refund of any portion of Taxes as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise (without either party having any obligation to undertake any such proceed ings), Landlord shall pay or credit to Tenant Tenant's Percentage of that percentage of the refund (after first deducting any reasonably incurred expenses, including attorneys', consultants' and appraisers' fees, incurred in connection with obtaining any such refund) which equals the percentage of the applicable Tax Year included in the term hereof, provided however, in no event shall Tenant be entitled to receive more than the sum of payments actually made by Tenant on account of Taxes with respect to such Tax Year or to receive any payment if Taxes for any Tax Year are less than Base Taxes.

        In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, or should Tenant's Percentage be modified during any Tax Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Tenant's Tax Share which may be otherwise payable by Tenant as provided in this Section 4.3 shall be appropriately apportioned and adjusted.

        The term "Taxes" shall mean all taxes, assessments, excises and other charges and impositions which are general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature which are levied, assessed or imposed at any time during the term by any governmental authority upon or against the Complex, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes then assessed or levied on the Complex, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, income or excess profits taxes assessed on Landlord. Taxes also shall include all court costs, attorneys', consultants' and accountants' fees, and other reasonably incurred expenses incurred by Landlord contesting Taxes through and including all appeals. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

        4.4 Personal Property Taxes. Tenant shall pay all taxes charged, assessed or imposed upon the personal property of Tenant in or upon the Premises.

        4.5 Operating Costs. Tenant shall pay to Landlord, as Additional Rent, an amount ("Tenant's Operating Cost Share") equal to Tenant's Percentage of Operating Costs (as hereinafter defined) paid or incurred by Landlord in any twelve-month period established by Landlord (an "Operating Year"). Except as otherwise provided in the immediately following paragraph Tenant shall pay Tenant's Operating Cost Share to Landlord within twenty (20) days from the date Landlord shall furnish to Tenant an itemized statement thereof, prepared, allocated and computed in accordance with then prevailing customs and practices of the real estate industry in the San Diego area, consistently applied.

        At the election of Landlord, Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of

Annual Fixed Rent, estimated payments on account of Tenant's Operating Cost Share, such monthly amounts to be sufficient to provide to Landlord, by the end of each Operating Year, a sum equal to Tenant's Operating Cost Share for such Operating Year, as reasonably estimated by Landlord from time to time during such Operating Year. If, at the expiration of each Operating Year in respect of which monthly installments of Tenant's Operating Cost Share shall have been made as aforesaid, the total of such monthly remittances is greater than the actual Tenant's Operating Cost Share for such Operating Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Operating Costs (or promptly refund such overpayment if the term of this Lease has ended and Tenant has no further obligation to Landlord); if the total of such remittances is less than Tenant's Operating Cost Share for such Operating Year, Tenant shall pay the difference to Landlord within ten (10) days after being so notified by Landlord.

        In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Operating Year or Tenant's Percentage shall be modified during any Operating Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Tenant's Operating Cost Share which may be payable by Tenant as provided in this Section 4.5 shall be appropriately apportioned and adjusted.

        The term "Operating Costs" shall include, without limitation, all reasonable costs and expenses as may be paid or incurred by Landlord in maintaining, operating and repairing the common areas and facilities of the Complex during the Term, including, without limitation, CC&R assessments and dues, and the cost of labor, materials, supplies and services used or consumed in maintaining operating and repairing the common areas and facilities, including without limitation, the following:

        (a) maintaining and repairing landscaping and sprinkler systems, together with all charges for water and sewer service used in the common areas of the Complex;

        (b) maintaining and repairing concrete walkways and paved parking areas;

        (c) maintaining and repairing signs and site lighting in the Complex;

        (d) pest control, exterior janitorial, exterior window washing, sweeping services, and buildings and Complex security;

        (e) all electricity and other utilities supplied to the common areas of the Complex;

        (f)  all costs of insurance maintained by Landlord;

        (g)  legal fees except as excluded below; and

        (h) a management fee equal to five percent (5%) of the total Operating Costs and Taxes.

        Tenant may, at its sole expense, contract for or provide its own interior janitorial service. If Tenant does not contract for or otherwise provide for its own interior janitorial services, then Landlord may provide such services and the costs thereof may be included within Operating Costs.

        The following shall not constitute Operating Costs:

        1. Brokerage commissions, advertising costs and other related expenses incurred in connection with the leasing by Landlord of the Complex;

        2.  Structural repairs of a capital nature;

        3. Damage, the cost to repair which is reimbursed to Landlord under any insurance policy carried by Landlord under this Lease in connection with the Complex;

        4. Damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, agents or contractors;

        5.  Executive salaries of Landlord;

        6. Salaries of service personnel to the extent such service personnel performs services not attributable to management, operation, repair or maintenance of the Complex;

        7. Landlord's general overhead expenses not related to the Complex;

        8. Payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing;

        9.  Depreciation;


        10. Legal fees, accountants' fees and expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Complex or associated with the enforcement of any leases;

        11. Costs, including permits, license and inspection fees incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants in the Complex;

        12. The cost of any service provided to Tenant or other tenants of the Complex for which Landlord is reimbursed;

        13. Charitable or political contributions;

        14. Interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations;

        15. Costs incurred in advertising and promotional activities for the Complex;

        16. Costs charged Landlord by any of its affiliates for goods and services provided to the Complex to the extent in excess of the prevailing costs thereof that would be charged to Landlord by non-affiliated parties;

        17. Except as otherwise provided in Section 6.2, repairs, alterations, additions, improvements or replacements to the Complex made to comply with requirements of applicable governmental law in effect as of the Date of this Lease, except for those repairs, alterations, additions, improvements or replacements for which Tenant is otherwise responsible under this Lease, and except for those arising out of or necessitated by Tenant's use (excluding reasonable wear and tear), or any alterations or tenant improvements made by or for Tenant;

        18. Damage and repairs attributable to condemnation, fire and other casualty for which Landlord is reimbursed by condemnation or insurance proceeds; and

        19. The cost or expense of testing for, removal, transportation or storage of Hazardous Materials, except to the extent arising out of the storage, use, generation, transportation, disposal, or release of Hazardous Materials by Tenant, or its contractors, employees or invitees.

        4.6 Insurance. Tenant shall, at its expense, take out and maintain, from the date upon which Tenant first enters the Premises for any reason, and throughout the term and thereafter so long as Tenant is in occupancy of any part of the Premises, the following insurance:

        (a) Commercial general liability insurance, including bodily injury and property damage (on an occurrence basis and on a 1988 ISO CGL form or its equivalent or otherwise in the broadest form available, including without limitation, broad form contractual liability, fire, legal liability, independent contractor's hazard and, upon commencement of commercial product production, completed operations coverage) under which Tenant is named as an insured and Landlord and Landlord's Agent (and the holder of any mortgage on the Building or the Complex, as set out in a notice from time to time) are named as additional insureds as their interests may appear, in an amount which shall, at the beginning of the term, be at least equal to the Commercial General Liability Insurance Limit, and, which, from time to time during the term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located at property comparable to the Premises and used for similar purposes;

        (b) Worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises; and

        (c) So-called "all-risk" property insurance on a "replacement cost" basis with an agreed value endorsement covering all Tenant's furniture, furnishings, fixtures and equipment and other personal property and all improvements and betterments to the Premises performed at Tenant's expense.

        All such policies shall contain a clause confirming that such policy and the coverage evidenced thereby shall be primary with respect to any insurance policies carried by Landlord and shall be obtained from responsible companies qualified to do business and in good standing in the State of California, which companies shall have a general policy holder's rating in Best's of at least A-VIII. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the term of this Lease and, upon renewals, not less than thirty (30) days prior to the expiration of such coverage. Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the term hereof. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured such renewal policy or a certificate thereof at least thirty (30) days prior to expiration of any existing policy. Each such policy shall be non-cancellable and not materially changed with respect to the interest of Landlord and such mortgagees of the Building or the Complex (and others that are in privity of estate with Landlord of which Landlord provides notice to Tenant from time to time) without at least ten (10) days' prior written notice thereto. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it provided that such blanket policy shall reference the Premises, and shall guarantee a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder.

        Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each property damage insurance policy obtained by it and covering the Building, the Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Premises by, through or under Tenant. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission from such insurance companies.

        Subject to the foregoing provisions of this Section 4.6, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim which it might otherwise have against the other party for loss, damage or destruction of or to its property to the extent such damage is or would be covered by policies of insurance required by this Lease to be carried by the respective parties hereunder. In addition, Tenant agrees to exhaust any and all claims against its insurer(s) prior to commencing an action against Landlord for any property loss, except for any loss or damage to property due to the gross negligence or willful misconduct of Landlord or its agents or employees.

        4.7 Utilities. Tenant shall pay for the cost of all charges for electricity, telephone and other utilities or services not supplied by Landlord pursuant to Article 5, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Except as otherwise provided in this Section 4.7 or Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all utilities and services and that Landlord shall be under no obligation to furnish any utilities to the Premises. Tenant acknowledges that Annual Fixed Rent does not include the cost of providing such utilities and services to the Premises.

        If the utility company serving the Premises shall agree to separate metering of Tenant's electricity consumption in the Premises, such electricity usage may (at Landlord's option) be separately metered.

        If Tenant's electricity consumption shall be separately metered for all or any portion of the Premises at any time during the term hereof, then, for those portions of the Premises that are separately metered, Tenant shall pay all bills for such electricity promptly to the utility company furnishing the same. If Tenant's electricity consumption is not separately metered in all or any portion of the Premises during all or any portion of the term, Tenant shall reimburse Landlord for the costs incurred by Landlord (including any associated fees and expenses reasonably incurred by Landlord) in supplying electricity to those portions of the Premises which are not separately metered, within ten (10) days of Landlord's invoice therefor.

        4.8 Late Payment of Rent. If any installment of Annual Fixed Rent or Additional Rent is paid after the date the same was due, it shall bear interest (as Additional Rent) from the date due at the Default Rate (as defined in Section 8.4). Absent specific provision to the contrary, all Additional Rent shall be due and payable in full ten (10) days after demand by Landlord.

        4.9 Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit. The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

        If the Annual Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option, upon not less than three (3) days' prior notice to Tenant, but without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Annual Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant; and Tenant shall forthwith upon demand restore the Security Deposit to the original sum deposited. So long as Tenant shall not be in default of its obligations under this Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this Section 4.9, to Tenant promptly following the expiration or earlier termination of the term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 4.9 and the return thereof in accordance herewith. The holder of a mortgage on the Property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit.

        In addition, at the expiration of the term of the Other Lease, Tenant shall deliver to Landlord a letter of credit (the "Letter of Credit"), which shall (a) be unconditional and irrevocable and otherwise in form and substance satisfactory to Landlord; (b) be at all times in the amount of $150,000, and shall permit multiple draws without a corresponding reduction in the amount of the Letter of Credit; (c) be issued by a commercial bank reasonably acceptable to Landlord from time to time; (d) be made payable to, and expressly transferable and assignable at no charge by, the owner from time to time of the Property (which transfer/assignment shall be conditioned only upon the execution by such owner of a written document in connection with such transfer/assignment;
(e) be payable at sight upon presentment to a local branch of the issuer of a simple sight draft accompanied by a certificate of Landlord stating that Tenant is in default under this Lease, and the amount that Landlord is owed (or is permitted to draw) in connection therewith; and (f) shall either expire sixty
(60) days following the expiration of the term of this Lease, or be replaced not less than thirty (30) days prior to the expiration of the then current Letter of Credit so that the original Letter of Credit or a replacement thereof shall be in full force and effect throughout the Term of this Lease and for a period of sixty (60) days thereafter. Tenant shall deliver to Landlord any replacement Letter of Credit not less than thirty (30) days prior to the expiration of the then current Letter of Credit. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under
Section 8.1, hereof, shall not apply to any of the foregoing, and, specifically, if Tenant fails to comply with the requirements of subsection (f) above, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security deposit until such breach or default shall be cured by Tenant. Each Letter of Credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of the issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute Letter of Credit that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute Letter of Credit within ten (10) days after Landlord's written demand therefor (with no other notice, or grace or cure period being applicable thereto) shall entitle

Landlord to immediately draw upon the existing Letter of Credit in full, without any further notice to Tenant until such substitute Letter of Credit is provided.


                                    ARTICLE 5

                              Landlord's Covenants

        5.1 Heat and Air-Conditioning. Landlord shall furnish heat and air-conditioning ("HVAC") to the Premises (reserving the right, at any time, to change energy sources) sufficient to maintain the Premises at comfortable temperatures for the Permitted Uses and shall furnish ventilation to the Premises in accordance with all legal requirements and in a fashion consistent with similar space used for purposes similar to the Premises, subject to all federal, state and municipal regulations. In the event Tenant makes any alterations, locates an excessive number of persons or heat-generating equipment in, or makes any other use of the Premises which overloads the capacity of the Building HVAC systems or in any other way interferes with such system's ability to perform adequately its proper functions, supplementary systems or alterations may, if and as needed, at Landlord's option, upon reasonable prior notice to Tenant be provided by Landlord, at Tenant's expense.

        5.2 Water. Landlord shall furnish water for ordinary drinking, lavatory and toilet facilities. If Tenant uses a disproportionate amount of water as compared to other tenants of the Building, Landlord may assess a reasonable charge for the additional water so used, or install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Tenant shall pay the cost of the meter and the reasonable cost of installation thereof and shall keep such meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on such meter, together with the sewer charge based on such meter charges, as and when bills are rendered, and if Tenant shall fail to make such payment, Landlord may pay such charges and collect the same from Tenant as Additional Rent.

        5.3 Cleaning. Landlord shall provide cleaning to the Premises and the common areas of the Building in accordance with standards generally prevailing throughout the term hereof in comparable buildings in the San Diego area used for similar purposes. Tenant shall pay to Landlord on demand the actual costs incurred by Landlord for (a) extra cleaning work in the Premises required because of carelessness, indifference, misuse or neglect on the part of Tenant or its subtenants or its or their employees or visitors, and (b) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in medical research and development office and laboratory occupancy, including, without limitation, kitchen refuse, or at times other than Landlord's standard cleaning times. Notwithstanding the foregoing, Landlord shall not be required to clean any portions of the Premises used for preparation, serving or consumption of food or beverages or other special purposes if same require greater or more difficult cleaning work than office areas, and Tenant agrees, at Tenant's expense, to retain Landlord's cleaning contractor to perform such extra cleaning, provided that the charges of such cleaning contractor shall be commercially reasonable.

        Landlord, its cleaning contractor and their respective employees shall have access to the Premises after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises as required hereunder.

        Notwithstanding anything contained herein to the contrary, Landlord shall have no obligation to collect or dispose of any (a) Hazardous Materials (as hereinafter defined) or any radioactive, volatile, highly flammable, explosive or toxic or hazardous materials, (b) needles, syringes, lancets, similar sharp objects or contaminated glassware, (c) blood products, (d) body fluids, (e) human or animal tissue and (f) any materials identified in California Administrative Code Sections 66680-66685 et seq., any item identified in clauses (a) through (f), above, hereinafter referred to as "Excepted Waste". Tenant agrees that title to and liability for any Excepted Waste shall remain with Tenant, even if Landlord collects and/or disposes of any such Excepted Waste.

        5.4 Lighting. Landlord shall purchase and install, at Tenant's expense, all lamps, tubes, bulbs, starters and ballasts for lighting fixtures in the Premises; and shall provide lighting to public and common areas of the Building.

        5.5 Repairs. Except as otherwise expressly provided herein, Landlord shall make such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, and to the common areas and facilities of the Building (including any plumbing, electrical, HVAC equipment, elevators and any other common equipment or systems in the Building) as may be necessary to keep them in good repair and condition (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Section 6.3 and repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees). In no event shall Landlord ever be liable or accountable to Tenant for loss of light or view occasioned by alteration or construction of buildings or structures adjacent to the Building or the Complex. Landlord shall provide maintenance and landscaping to the exterior common areas of the Building in accordance with standards generally prevailing throughout the term hereof in comparable office buildings in the San Diego area.

        5.6 Repair Cost Waiver. Tenant hereby waives all rights it would otherwise have under California Civil Code Sections 1932(1) and 1942(a), or any successor statutes, to deduct repair costs from rent or terminate this Lease as a result of any failure by Landlord to perform its maintenance or repair obligations.

        5.7 Interruption. Landlord shall be under no responsibility or liability for failure, interruption or unavailability of any services, facilities, utilities, repairs or replacements or inability to provide access or inability to perform any other obligation under this Lease caused by breakage, accident, fire, flood or other casualty, strikes or other labor trouble, order or regulation of or by any governmental authority, inclement weather, repairs, inability to obtain or shortages of supplies, labor or materials, war, civil commotion or other emergency, transportation difficulties or due to any act or neglect of Tenant or Tenant's servants, agents, employees or licensees or for any other cause beyond the reasonable control of Landlord, and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease. Landlord shall, however, with due regard given to the effect on Tenant's business, use all commercially reasonable efforts to minimize, to the extent practical, the duration and extent of any such failure, interruption, unavailability or inability to provide such services, facilities and utilities.

        Landlord reserves the right temporarily to stop the services of the HVAC, plumbing, electrical or other utilities, systems or facilities in the Building when necessary from time to time by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use reasonable efforts to give to Tenant at least ten (10) days' notice if service is to be stopped and to schedule such interruption at nights or on weekends, except in cases of emergency.

        5.8 Outside Services. In the event Tenant wishes to provide outside services for the Premises over and above those services to be provided by Landlord as set forth herein, Tenant shall first obtain the prior approval of Landlord (which approval shall not be unreasonably withheld or delayed provided that Tenant agrees that it shall not be unreasonable for Landlord to designate a sole provider of a given service for all tenants of the Building or Complex) for the installation and/or utilization of such services. ("Outside services" shall include, but shall not be limited to, cleaning services, television, so-called "canned music" services, security services, catering services and the like). In the event Landlord approves the installation and/or utilization of such services, such installation and utilization shall be at Tenant's sole cost, risk and expense.

        5.9 Access to Building. Tenant acknowledges that Tenant is responsible for providing security to the Premises following Tenant's entry onto the Premises for any reason and for its own personnel whenever located therein. Subject to the foregoing, Landlord shall, at all times, retain the right to control and prevent such access by all persons whose presence, in the reasonable discretion of Landlord, may jeopardize the safety, protection, character, reputation and interests of the Building and its tenants or occupants. Landlord shall in no case be liable for damages resulting from any error with regard to the admission or exclusion of any person from the Building.

        5.10 Insurance. Landlord shall carry (i) full replacement cost property insurance (exclusive of footings and foundations, any betterments or improvements performed by Tenant and subject to reasonable deductibles on the Building) in at least the amount of coverage sufficient to prevent the application of co-insurance provisions, and (ii) general liability insurance in an amount consistent with that carried by other landlords of similar properties in the San Diego metropolitan area.


                                    ARTICLE 6

                          Tenant's Additional Covenants

        6.1 Perform Obligations. Tenant shall, at all times during the term and such further time as Tenant (or any entity claiming, whether in accordance with this Lease or otherwise, by, through or under Tenant) occupies the Premises or any part thereof, comply with all of the terms, provisions, covenants and conditions on the part of Tenant to be performed under this Lease. Without limiting the generality of the foregoing, Tenant shall perform promptly all of the obligations of Tenant set forth in this Lease, including, without limitation, the obligation to pay when due the Annual Fixed Rent and Additional Rent and all other amounts which by the terms of this Lease are to be paid by Tenant.

        6.2 Use. Tenant shall use the Premises only for the Permitted Uses and only to the extent permitted by zoning and other land use ordinances and regulations, and for no other purpose and from time to time to procure and maintain all licenses and permits necessary therefor and for any other use or activity conducted at the Premises, at Tenant's sole expense.

        Tenant acknowledges that the Premises are subject and subordinate to those certain covenants, conditions and restrictions recorded at Series/Instrument #80-317016, of the Official Records of San Diego County, California, on September 29, 1980, a copy of which Tenant acknowledges has been delivered to it (the "CC&R's"). Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereto provided to Tenant, including the payment by Tenant of any periodic or special dues or assessments against the Premises.

        Tenant shall, at Tenant's sole cost and expense, take all action, including any alterations necessary to comply with the requirements of the Americans With Disabilities Act of 1990 (the "ADA"), which shall arise from Tenant's use of the Premises, or any installations in the Premises, or required by a breach of any of Tenant's covenants or agreements under this Lease, whether or not such requirements shall now be in effect or hereafter enacted. Landlord shall perform any work necessary for the common areas of the Complex to comply with Title III of the ADA, to the extent such work is not Tenant's obligation pursuant to the preceding sentence. The cost of any such work for which Landlord is obligated shall be included as an Operating Cost.

        6.3 Repair and Maintenance. Subject to Landlord's obligations under
Section 5.5, Tenant shall maintain the Premises in neat and clean order and condition and shall perform all repairs to the Premises and all fixtures, systems and equipment therein (including Tenant's equipment and other personal property) as are necessary to keep them in good and clean working order, appearance and condition, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted and shall replace any damaged or broken glass in windows and doors of the Premises (except glass in the exterior walls of the Building) with glass of the same quality as that damaged or broken.

        6.4 Compliance with Law. Tenant shall (a) make all repairs alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority, but only to the extent either arising out of Tenant's particular use of the Premises and not applicable generally to properties used for office and laboratory purposes or arising out of any work performed by Tenant, (b) keep the Premises equipped with all safety appliances so required, but only to the extent either arising out of Tenant's particular use of the Premises and not applicable generally to properties used for office and laboratory purposes or arising out of any work performed by Tenant; and (c) shall comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises and any use being conducted therein and any work being performed by Tenant. Notwithstanding the foregoing, Tenant may defer compliance with any of the foregoing if (i) the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by ap propriate legal proceedings, (ii) Landlord shall not be subject to any fine or charge or other cost, expense or liability, (iii) neither the Complex nor any portion thereof shall be subject to being condemned or vacated, (iv) neither the Complex nor any portion thereof shall be subject to any lien or encumbrance and (v) Tenant first gives Landlord appropriate assurance or security against any loss, cost or expense on account thereof.

        6.5 Indemnification. Tenant shall save Landlord harmless, and shall exonerate and indemnify Landlord from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of nuisance or injury, death, damage or loss to person or property in or upon the Premises and/or the Complex arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees, contractors, vendors, suppliers and customers of Tenant), or arising out of labor disputes with Tenant's employees or strikes, picketing or other similar actions, or on account of or based upon anything whatsoever done on or occurring in the Premises except (and then only to the extent not subject to the provisions of the last paragraph of Section 4.6) if the same were caused by the gross negligence or willful misconduct of Landlord, its agents, servants or employees. In respect of all of the foregoing, Tenant shall, except to the extent due to the gross negligence or willful misconduct of Landlord, its agents, servants or employees, indemnify Landlord (and such others as are in privity of estate with Landlord) from and against all costs, expenses (including, without limitation, reasonable attorneys' fees), and liabilities reasonably incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord.

        6.6 Landlord's Right to Enter. Tenant hereby grants to Landlord and its agents and invitees the right to enter into and examine the Premises at reasonable times and to show the Premises to prospective lessees, lenders, partners and purchasers and others having a bonafide interest in the Premises, and to make such repairs, alterations and improvements and to perform such testing and investigation as Landlord shall reasonably determine to make or perform, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises. Except in instances posing an imminent threat to life or property and except for any entry pursuant to the performance of Landlord's obligations under Article 5, Landlord shall give Tenant reasonable notice prior to making any entry onto the Premises provided however notwithstanding Section 10.1 to the contrary, such notice may be made orally.

        6.7 Personal Property at Tenant's Risk. Tenant hereby assumes all risk of loss, damage or destruction to all furnishings, fixtures, equipment, effects and property of every kind, nature and description brought to the Premises or installed in the Premises by or on behalf of Tenant or any person claiming by, through or under Tenant. If the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, Tenant shall hold harmless and indemnify Landlord from and against any and all injury, loss, damage or liability to Tenant and all other persons or entities arising out of said loss or damage, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person or entity, for any injury, loss, damage or liability to the extent prohibited by law or arising from the gross negligence or willful misconduct of Landlord or its agents, servants or invitees, subject however (to the extent not prohibited by law) to the provisions of Section 4.6.

        6.8 Payment of Landlord's Cost of Enforcement. Tenant shall pay on demand such expenses, including, without limitation, reasonable attorneys' fees, reasonably incurred by Landlord in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4.

        6.9 Yield Up. At the expiration or earlier termination of the term of this Lease Tenant shall (a) surrender all keys to the Premises; (b) remove all of its trade fixtures and personal property in the Premises; (c) remove such installations made by it as Landlord may request and any such installations or improvements made by Tenant at its expense during the term of this Lease which Tenant shall desire to remove and all Tenant's signs wherever located; (d) repair all damage caused by such removal and (e) yield up the Premises (including all installations and improvements made by Tenant except for such installations or improvements as Tenant shall remove or as Landlord shall request Tenant to remove), broom clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense reasonably incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration or earlier termination of the term of this Lease and prior to the performance by Tenant of its obligations under this Section 6.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure or delay in surrendering the Premises as above provided.

        6.10 Rules and Regulations. Tenant shall observe and abide by the Rules and Regulations of the Building set forth as Exhibit B, as the same may from time to time be amended, revised or supplemented (the "Rules and Regulations"). Tenant shall further be responsible for compliance with the Rules and Regulations by the employees, servants, agents and visitors of Tenant. The failure of Landlord to enforce any of the Rules and Regulations against Tenant, or against any other tenant or occupant of the Building, shall not be deemed to be a waiver of such Rules and Regulations. Tenant shall be liable for all injuries or damages sustained by Landlord or by other tenants, occupants or invitees of the Building to the extent arising by reason of any breach of the Rules or Regulations by Tenant or by Tenant's agents or employees, and not due to the negligence or other wrongful conduct of Landlord or its agents, servants or employees.

        6.11 Estoppel Certificate. Upon not less than ten (10) days' prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifica tions, that this Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Annual Fixed Rent and Additional Rent and other charges have been paid, and any other matter pertaining to this Lease. Any such statement delivered pursuant to this Section 6.11 may be relied upon by any prospective purchaser or mortgagee of the Building or the Complex, or any prospective assignee of such mortgage.

        6.12 Landlord's Expenses Re Consents. Tenant shall reimburse Landlord, as Additional Rent, promptly on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder. Upon request by Tenant, Landlord shall give to Tenant an estimate of such expenses.

        6.13 Financial Information. Tenant shall provide Landlord with such information as to Tenant's financial condition and/or organizational structure as Landlord or the holder of any mortgage of the Building or the Complex requires, within fifteen days of request. Landlord agrees (i) not to disclose such information except as is required by law or necessary or appropriate for the enforcement of this Lease or the present or future financing of the Building or Complex and (ii) to use all reasonable efforts to respect the confidentiality of such information.

        6.14 Assignment and Subletting. Tenant shall not assign or transfer this Lease, or any interests herein, or sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord. Tenant acknowledges that the use restrictions set forth in Section 6.2, among other provisions, are material to Landlord in considering any assignment or sublet.

        Notwithstanding the foregoing, Tenant may, without the need for Landlord's consent, assign its interest in this Lease (a "Permitted Assignment") to (i) any corporation or entity which is a successor to Tenant either by merger or consolidation, (ii) a purchaser of all or substantially all of Tenant's assets or (iii) a corporation or other entity which shall (A) control, (B) be under the control of, or (C) be under common control with, Tenant (the term "control" meaning ownership, directly or indirectly, of at least fifty-one percent (51%) of the outstanding voting stock of a corporation, or other equivalent equity and control interest if Tenant or such other entity is not a corporation) (an entity described in clause (iii) above being referred to herein as an "Affiliate"), so long as (I) the principal purpose of such assignment is not the acquisition of Tenant's interest in this Lease (except if such assignment is made for a valid intracorporate business purpose to an Affiliate) and is not made to circumvent the provisions of this Section 6.14, (II) except if pursuant to clause (i) above, Tenant shall promptly furnish Landlord with fully executed counterparts of any such assignment after consummation thereof which assignment shall include an agreement by the assignee, in form reasonably satisfactory to Landlord, to be bound by all of the terms of this Lease, and
(III) there shall not be a Default of Tenant at the effective date of such assignment. Tenant shall also be permitted, without the need for Landlord's consent, to enter into any sublease with any Affiliate provided that such sublease shall expire upon any event pursuant to which the sublessee thereunder shall cease to be an Affiliate. Any assignment to an Affiliate may, at Landlord's election, be deemed void if during the term of this Lease Tenant shall cease to control such assignee. In the event Tenant shall have entered into a sublease with an Affiliate and thereafter such sublessee shall cease to be an Affiliate, then the provisions of the following two paragraphs of this
Section 6.14 shall apply as if the term of such sublease were to commence as of the date of the change of status as an Affiliate.

        In the event that Tenant shall intend to enter into any sublease or assignment which requires Landlord's consent, then Tenant shall, not sooner than one hundred twenty (120) days, and not later than sixty (60) days, prior to the proposed effective date of such sublease or assignment, give Landlord notice of such intent, identifying the proposed subtenant or assignee, all of the terms and conditions of the proposed sublease or assignment and such other information as the Landlord may reasonably request. Landlord may elect (a) to terminate this Lease if Tenant intends to assign this Lease, or to sublease more than fifty percent (50%) of the Premises or (b) to exclude from the Premises the portion thereof to be sublet if such portion is fifty percent (50%) or less of the Premises, by giving notice to Tenant of such election not later than thirty (30) days after receiving notice of such intent from Tenant. If Landlord shall give such notice within such thirty (30) day period, upon the later to occur of (A) the proposed date of commencement of such proposed sublease or assignment, or
(B) the date which is thirty (30) days after Landlord's notice, this Lease shall terminate or the Premises shall be reduced to exclude the portion of the Premises intended for subletting, in which case Annual Fixed Rent and Tenant's Percentage shall be correspondingly reduced. If Landlord shall give its consent, Tenant may enter into such sublease or assignment on the terms and conditions set forth in such notice from Tenant within the following one hundred and twenty
(120) days. If Tenant shall not enter into such sublease or assignment within such following one hundred and twenty (120) day period and shall still desire to enter into any sublease or assignment, or if Tenant shall change the terms and conditions thereof following the date of Tenant's notice to Landlord, the first sentence of this paragraph shall again become applicable.

        If Landlord shall not elect to terminate this Lease pursuant to the preceding paragraph, then Landlord shall not unreasonably withhold its consent to an assignment or subletting, provided that the proposed assignee or subtenant
(i) is reasonably satisfactory to Landlord with respect to credit considerations, (ii) will use the Premises for the Permitted Uses set forth in
Section 1.1 hereof, and (iii) will not use the Premises for a purpose or in a manner which is inconsistent with Landlord's commitments to other tenants in the Complex, (iv) shall assume all obligations of Tenant under this Lease and shall be and remain jointly and severally liable with Tenant for the performance of all of the terms, covenants, conditions, and agreements to be performed by Tenant under the terms of this Lease.

        Any sublease of all or any portion of the Premises shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate, and that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, elect to continue such sublease in effect as a direct lease between Landlord and Tenant and such subtenant shall thereupon attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any mortgagee of the Property, as holder of a mortgage or as Landlord under this Lease if such mortgagee succeeds to that position, shall (a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, or
(c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually received by Landlord, (f) be bound by any obligation to make any payment to such subtenant or grant any credits, (g) be responsible for any monies owing by Landlord to the credit of Tenant or (h) be required to remove any person occupying the Premises or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in the first paragraph of this Section 6.14.

        No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease. No assignment, subletting or occupancy shall affect the Permitted Uses. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this Section 6.14 shall be voidable at Landlord's option. Tenant shall not occupy any space in the Building (by assignment, sublease or otherwise) other than the Premises.

        If the rent and other sums (including, without limitation, all monetary payments plus the reasonable value of any services performed or any other thing of value given by any assignee or subtenant in consideration of such assignment or sublease), either initially or over the term of any assignment or sublease, payable by such assignee or subtenant on account of an assignment or sublease of all or any portion of the Premises exceed the sum of Annual Fixed Rent plus Additional Rent called for hereunder with respect to the space assigned or sublet, Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of such excess payable monthly at the time for payment of Annual Fixed Rent. Nothing in this paragraph shall be deemed to abrogate the provisions of this
Section 6.14 and Landlord's acceptance of any sums pursuant to this paragraph shall not be deemed a granting of consent to any assignment of this Lease or sublease of all or any portion of the Premises.

        Following Landlord's consent, or refusal to consent, to any assignment or sublease, Tenant shall pay Landlord, upon demand, a reasonable charge to cover Landlord's administrative costs in connection therewith, plus the amount of Landlord's out-of-pocket costs reasonably incurred including Landlord's reasonable attorneys fees.

        Landlord may accept rent from any person other than Tenant pending approval or disapproval of any assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this Section 6.14. A consent to one assignment, transfer, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, occupation or use by another person. Any such subsequent assignment, transfer, subletting, occupation or use without such consent hereunder shall be void, and shall, at the option of Landlord, terminate this Lease. Landlord's acceptance of any name for listing on the Building directory or any Building signs will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Premises.

        Tenant shall not assign, mortgage, pledge, hypothecate or encumber its interests hereunder as security for any obligation or otherwise, and any such assignment, mortgage, pledge, hypothecation or encumbrance in violation of this provision shall, at Landlord's option (exercised in Landlord's sole and absolute discretion), be void.

        6.15 Nuisance. Tenant shall not injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office and biotechnology research equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste of the Premises; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance or which is liable to render necessary any alteration or addition to the Building which Landlord shall not have approved in accordance with Section 6.1.8; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

        6.16 Equipment; Floor Load. Tenant shall not place a load upon any floor of the Premises exceeding the lesser of the floor load capacity which such floor was designed to carry or that which is allowed by law. Business machines and equipment which emit vibration, noise or other emissions shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and all other emissions. If any safe, machinery, heavy equipment, freight, or fixtures requires special handling, Tenant agrees to employ only persons suitably trained and experienced to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant hereby agrees to exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. To the extent such moving shall involve loading docks or other common areas or facilities of the Building, Tenant shall schedule such moving at such times as Landlord shall reasonably designate.

        6.17 Electricity. Tenant shall not connect to the electrical distribution system serving the Premises a total load exceeding the lesser of the capacity of such system or the maximum load permitted from time to time under applicable governmental regulations. The capacity of the electrical distribution system serving the Premises shall be the lesser of (i) the capacity of the branch of the system serving the Premises exclusively or (ii) the allocation to the Premises of the capacity of the system serving the entire Building, Landlord and Tenant agreeing that such capacity shall be allocated equally over the entire rentable area of the Building.

        6.18 Installations, Alterations or Additions. Tenant shall make no installations, alterations or additions in, to or on the Premises and shall not permit the making of any holes in the walls, partitions, ceilings or floors without on each occasion obtaining the prior consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. Notwithstanding the foregoing, Landlord's consent shall not be required for the performance by Tenant of any alteration, addition or improvement to the Premises that shall not be visible from the exterior of the Premises, shall not affect the mechanical, electrical, plumbing, heating, ventilation, life safety or air-conditioning systems of the Building or any structural or other common areas or elements of the Building (such alterations, additions and improvements being

"Nonstructural Alterations") and shall not exceed $50,000 in cost, provided however Tenant shall not perform any Nonstructural Alterations without giving Landlord reasonable prior notice thereof, together with all plans and specifications (if any). All work to be performed to the Premises by Tenant (a) shall be performed in a good and workmanlike manner by contractors approved in advance by Landlord and in compliance with the provisions of Exhibit C and all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws, (b) shall be made at Tenant's sole cost and expense (except as hereinafter provided) and at such times and in such a manner as Landlord may from time to time designate, and (c) shall become part of the Premises and the property of Landlord without being deemed Additional Rent for tax purposes, Landlord and Tenant agreeing that Tenant shall be treated as the owner for tax purposes until the expiration or earlier termination of the term hereof, subject to Landlord's rights pursuant to Section 6.9 to require Tenant to remove the same at or prior to the expiration or earlier termination of the term hereof. Tenant shall pay promptly when due the entire cost of any work to the Premises so that the Premises, Building and Complex shall at all times be free of liens for labor and materials, and, at Landlord's request, Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any such work will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrances that may arise out of such work. Prior to the commencement of any such work, and throughout and until completion thereof, Tenant shall maintain, or cause to be maintained, the insurance required by Exhibit D, all with coverage limits as stated therein or such higher limits as shall be reasonably required by Landlord. In addition, Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Whenever and as often as any mechanic's or materialmen's lien shall have been filed against the Building or the Complex based upon any act of Tenant or of anyone claiming through Tenant, Tenant shall within three (3) days of notice from Landlord to Tenant take such action by bonding, deposit or payment as will remove or satisfy the lien.

        Landlord or its representatives shall have the right to post, and keep posted upon the Premises, notices of non-responsibility or such other notices which Landlord may deem to be proper for the protection of Landlord's interest in the Premises and the Building. Tenant, before the commencement of any work from which a mechanic's or materialmen's lien may arise, shall give to Landlord written notice of Tenant's intention to commence such work in sufficient time to enable Landlord to post such notices.

        If Tenant shall, having first received Landlord's prior approval, make any leasehold improvement to the Premised during the term, then provided this Lease is in effect and Tenant shall not have exercised its right to elect to terminate the term of this Lease pursuant to Section 2.3, Landlord shall, within thirty (30) days after request by Tenant following completion of such work and delivery to Landlord of a certificate of occupancy for the entire Premises and lien waivers from all of Tenant's contractors and subcontractors, make a one-time payment to Tenant in the amount equal to the lesser of the cost of such work as shown by such contractor invoices or $544,400.

        Tenant shall not, at any time, directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer in the Premises, if such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

        6.19 Signs. Tenant shall not paint or place any signs or place any curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises. Landlord will not unreasonably withhold consent for signs or lettering on or adjacent to the entry doors to the Premises provided such signs conform to building standards adopted by Landlord and Tenant has submitted to Landlord a plan or sketch of the sign to be placed on such entry doors. Landlord agrees, however, to maintain a tenant directory in the lobby of the Building in which will be placed Tenant's name and the location of the Premises in the Building. Tenant shall not install any signs on the exterior of the Building. However, if a monument sign now or hereafter located at the entrance of the parking area serving the Building includes the names of the tenants of the Building, Tenant's name or the name under which it operates as of the Date of this Lease shall be placed on such sign.

        6.20 Hazardous Materials. Tenant shall not (a) introduce on or transfer to or store on the Premises, the Building or the Complex or use on the Premises, any Hazardous Materials (as hereinafter defined), except such Hazardous Materials in such amounts as are reasonably necessary for the conduct of the Permitted Uses, and then only in compliance with all Environmental and Health Laws (as hereinafter defined) and the terms and conditions of recommendations, policies or requirements of any insurer of the Building of Complex ("Insurance Conditions"); (b) dump, flush or otherwise dispose of any Hazardous Materials into the drainage, sewage or waste disposal systems serving the Premises, the Building or the Complex, except in compliance with Environmental and Health Laws and Insurance Conditions; (c) release, spill or dispose of any Hazardous

Materials in or on the Premises, the Building or the Complex, or (d) transfer any Hazardous Materials from the Premises to any other location (except the transfer of such Hazardous Materials expressly permitted to be used on the Premises from the Premises for disposal and then only in compliance with all Environmental and Health Laws and Insurance Conditions).

        Tenant agrees that if it or anyone claiming under it shall transfer to the Premises, store, use or dispose (except to the extent expressly permitted above), generate, release, threaten release or spill, any Hazardous Materials, it shall forthwith remove the same, at its sole cost and expense, in the manner provided by all applicable Environmental and Health Laws, regardless of when such Hazardous Materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such Hazardous Materials and shall forthwith repair and restore any portion of the Premises, the Building or the Complex which it shall disturb in so removing any such Hazardous Materials to the condition which existed prior to Tenant's disturbance thereof.

        Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received from any governmental agency or official concerning any violation of any Environmental and Health Laws or with respect to any Hazardous Materials affecting the Premises, the Building or the Complex. In addition, Tenant shall, within ten (10) days of receipt, accurately complete any questionnaires from Landlord or other informational requests relating to Tenant's use of the Premises and, in particular, to Tenant's use, generation, storage and/or disposal of Hazardous Materials at, to, or from the Premises.

        For purposes of this Lease, the term "Hazardous Materials" shall mean and include any Excepted Waste (as defined in Section 5.3 of this Lease), asbestos and asbestos-containing materials, air pollutants or contaminants, crude and refined oil and the products and by-products of oil and petroleum, radioactive, biological, medical or infectious wastes or materials, and any other toxic or hazardous wastes, materials and substances which are defined, determined or identified as a hazardous substance or hazardous waste, extremely hazardous waste, infectious waste, non-RCRA waste, retrograde material, restricted hazardous waste, volatile organic compound, waste or similarly defined, determined or identified in any Environmental and Health Laws, or in any judicial or administrative interpretation of Environmental and Health Laws.

        "Environmental and Health Laws" shall mean any and all present and future federal, state, county and municipal or other local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions applicable to the Complex relating to Hazardous Materials or the environment or to emissions, discharges or releases or threatened releases of Hazardous Materials into the environment, including, without limitation, into the ambient air, surface water, ground water or in, on or under any land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, release or threatened release, disposal, transport or handling of Hazardous Materials or the cleanup or other remediation thereof. Environmental and Health Laws include, without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability At of 1980, as amended (42 U.S.C. Section 9601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), the California Safe Drinking Water and Toxic Enforcement Act of 1986 (Health and Safety Code
Section 25249.5 et seq.), the California Hazardous Waste Control Act (Health and Safety Code Section 25100 et seq.)

        The obligations of Tenant contained in this Section 6.21 shall survive the expiration or termination of this Lease.


                                    ARTICLE 7

                               Casualty or Taking

        7.1 Termination. If: (i) the Building is substantially damaged by fire or casualty (the term "substantially damaged" meaning for the purposes of this paragraph only at least thirty (30) percent of the rentable area of the Building, or any portion of a common area or facility necessary for the efficient operation of the Building is damaged to such an extent that the repair of the same in the ordinary course could not be expected to be completed within one year of the fire or other casualty; or (ii) any material part of the Building is permanently taken by any exercise of eminent domain or is condemned (the term "material part" meaning (A) at least thirty (30) percent of the rentable area of the Building or (B) convenient access or (C) any portion of a common area or facility necessary for the efficient operation of the Building is so taken or condemned) for a period of at least all or substantially all of the remainder of the term of this Lease (the "Remainder") then Landlord shall have the right to terminate this Lease by giving notice to Tenant of its election so to do within ninety (90) days after either the occurrence of such casualty or the effective date of such taking or condemnation (as applicable), whereupon this Lease shall terminate thirty (30) days after the date of such notice with the same force and effect as if such date were the date on which this Lease were to expire by effluxion of time.

        In the event that (i) the Premises or any common areas of the Complex necessary for Tenant's use and enjoyment of the

Premises are substantially damaged by fire or casualty (the term "substantially damaged" meaning for purposes of this paragraph only damage to at least thirty
(30) percent of the Premises to such an extent that repair of the same in the ordinary course could not be expected to be completed within one year of the fire or other casualty) or (ii) at least thirty (30) percent of the Premises is taken for the Remainder by any exercise of eminent domain, then in either case Tenant shall have the right to terminate this Lease by giving notice of its desire to do so to Landlord within thirty (30) days after such damage or taking, and on the date thirty (30) days after the giving of such notice, this Lease shall terminate with the same force and effect as if such day were the date on which this Lease were to expire by effluxion of time. Notwithstanding the foregoing to the contrary, Tenant shall have no right to terminate this Lease pursuant to this Section 7.1 due to a fire or other casualty if the cause thereof was due to the negligence or other wrongful conduct of Tenant or any agent, employee or invitee of Tenant or any sublessee or other occupant permitted on the Premises by Tenant.

        7.2 Restoration. If this Lease shall not be terminated pursuant to
Section 7.1, this Lease shall continue in force and a just proportion of the Annual Fixed Rent and Additional Rent on account of Operating Costs and Taxes shall be suspended or abated until the Premises (excluding any improvements to the Premises made at Tenant's expense), or what may remain thereof, shall be put by Landlord in proper condition for use. Landlord covenants to perform such repairs with reasonable diligence and to the extent permitted by the net proceeds of insurance recovered or damages awarded for such taking, destruction or damage and subject to zoning and building laws or ordinances then in existence. "Net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages actually made available to Landlord (and not retained by any Superior Lessor or Superior Mortgagee) less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

        7.3 Award. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's removable personal property and business machines and equipment installed in the Premises by Tenant at Tenant's expense and which are subject to a Taking (if such an award is available to Tenant) and for relocation expenses, if such a claim shall not affect the amount of compensation otherwise recoverable by Landlord from the Taking authority.

        7.4 Termination Waiver. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) (and all similar or successor statutes) which relate to the termination of leases when the thing leased is destroyed, and agrees that such event shall be governed by the terms of this Lease.


                                    ARTICLE 8

                                    Defaults

        8.1 Default of Tenant. The occurrence of any one or more of the following shall constitute a "Default of Tenant" under this Lease:

               (a) The failure by Tenant to make any payment of Annual Fixed Rent, Additional Rent or any other payment required to be made by Tenant hereunder (collectively, "Rent"), as and when due, where such failure shall continue for seven (7) days after notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

               (b) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed and performed by Tenant, other than as specified in subsection (a) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided, further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within such thirty (30) day period and thereafter diligently prosecute such cure to completion within sixty (60) days from the date of such notice from Landlord.

               (c) An assignment by Tenant or any guarantor of Tenant for the benefit of creditors.

               (d) The taking by execution or levy of Tenant's leasehold interest.

               (e) The filing of a lien or other involuntary encumbrance against Tenant's leasehold interest or Tenant's other property, including said leasehold interest, or against the property of any guarantor of Tenant, which filing shall not be discharged within thirty (30) days after Tenant receives notice thereof.

               (f) The filing of a petition by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect.

               (g) The filing of an involuntary petition under any of the provisions of any bankruptcy law or code against Tenant or any guarantor of Tenant and such involuntary petition shall not be dismissed within sixty (60) days thereafter.

               (h) The appointment of a custodian, receiver or similar agent shall be authorized or appointed to take charge of all or substantially all of the assets of Tenant or any guarantor of Tenant.

               (i) The dissolution or liquidation (except in connection with a transaction permitted pursuant to the second paragraph of Section 6.14) of Tenant or any guarantor of Tenant or the adoption of any plan or the commencement of any proceeding, the result of which is or is intended to include the dissolution or liquidation of Tenant or any guarantor of Tenant.

               (j) The entry of an order in any proceeding by or against Tenant or any guarantor of Tenant decreeing or permitting the dissolution of Tenant or any guarantor of Tenant or the winding up of its affairs.

               (k) The occurrence of a default by Tenant under the Other Lease, Tenant hereby also agreeing that a Default of Tenant under this Lease shall be deemed a default of Tenant under the Other Lease, affording Landlord all of the remedies available under Section 15 B of the Other Lease.

        8.2 Remedies. In the event of a Default of Tenant, in addition to all other rights or remedies Landlord may have, Landlord, acting through its employees, agents or servants, may terminate this Lease by notice to Tenant in the manner provided in Section 10.1. In addition to all other rights or remedies Landlord may have, in the event of a Default of Tenant, Landlord shall have the immediate right to re-enter and repossess the Premises. Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, and should Landlord elect to terminate this Lease, Landlord may recover from Tenant:

               (1) The worth at the time of the award of the unpaid Rent which is due, owing and unpaid by Tenant to Landlord at the time of termination; and

               (2) The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of the rent loss Tenant proves could have been reasonably avoided; and

               (3) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of rental loss which Tenant proves could be reasonably avoided; and

               (4) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events are likely to result therefrom including all costs (including attorneys' fees) of recovering possession of the Premises, removing persons or property from the Premises, repairs, brokers' fees, advertising and alterations to the Premises in connection with reletting the Premises; and

               (5) At Landlord's election, other amounts in addition to or in lieu of the above as may be permitted from time to time by applicable law.

        All computations of the worth at the time of amounts recoverable by Landlord under clauses (1), (2) and (4) above shall be computed by allowing interest at the Default Rate (as defined in Section 8.4). The worth at the time of award recoverable by Landlord under clause (3) above shall be computed by discounting the amount otherwise recoverable by Landlord at the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%).

        If Landlord takes possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by applicable law, and if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, recover all Rent as it becomes due and, at Landlord's election, relet the Premises or any part of the Premises upon such terms, at such rent, upon such conditions and for such a period of time as Landlord in its sole discretion may deem advisable. Landlord shall also have the right to make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall apply to any unpaid amounts due Landlord hereunder the net proceeds, if any, of any reletting of the Premises, after deducting all expenses in connection therewith, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparing the Premises for such reletting. Tenant hereby waives all right to receive all or any portion of the net proceeds of any such reletting. Landlord shall in no event be liable for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting.

        In the event that Tenant should breach this Lease, Landlord may, at it option, enforce all of its rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder. Additionally, Landlord shall be entitled to recover from Tenant all costs of maintenance and preservation of the Premises, and all costs, including attorneys' fees, to protect the Premises and Landlord's interest under this Lease.

        At any time after a Default of Tenant occurs, Landlord may re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry into the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

        To the fullest extent permitted by law, Tenant hereby waives all rights of redemption or relief from forfeiture under California Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant.

        8.3 Remedies Cumulative. Any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages, for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

        8.4 Landlord's Right to Cure Defaults. At any time with or without notice, Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease (irrespective of whether the same shall have ripened into a Default of Tenant), and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand, as Additional Rent, all such sums including reasonable attorneys fees, together with interest thereon at a rate (the "Default Rate") equal to the greater of 6% over the Prime Rate or twelve percent (12%) per annum, but in no event in excess of the maximum rate of interest then permitted to be agreed to by the parties under applicable law. "Prime Rate" shall mean the annual floating rate of interest, determined daily and expressed as a percentage from time to time announced by the largest national or state-chartered banking institution in the state or district in which the Complex is located as its "prime" or "base" rate. If, at any time, both the largest national and state-chartered banking institutions having their principal offices in the City of San Diego, shall cease to announce such a floating rate, Prime Rate shall mean a rate of interest, determined daily, which is two (2) percentage points above the 14-day moving average closing trading price of 90-day Treasury Bills.

        8.5 Holding Over. Any holding over by Tenant after the expiration or early termination of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to 1.75 times the greater of the fair market rental value for the Premises on a month-to-month basis or the Annual Fixed Rent in effect immediately prior to the expiration or earlier termination of the term plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

        8.6 Effect of Waivers of Default. Any consent or permission by Landlord to any act or omission by Tenant shall not be deemed to be consent or permission by Landlord to any other similar or dissimilar act or omission and any such consent or permission in one instance shall not be deemed to be consent or permission in any other instance.

        8.7 No Waiver, etc. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

        8.8 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


                                    ARTICLE 9

                                Rights of Holders

        9.1 Rights of Mortgagees or Ground Lessors. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages, which may now or hereafter affect the Building or the Complex and/or any such lease, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and all consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor"; and any mortgage to which this Lease is subject and subordinate, is herein called "Superior Mortgage" and the holder of a Superior Mortgage is herein called "Superior Mortgagee".

        If any Superior Lessor or Superior Mortgagee or the nominee or designee of any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease) shall not be
(a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (d) bound by any modification of this Lease subsequent to such Superior Lease or Superior Mortgage, or by any previous prepayment of Annual Fixed Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Successor Landlord, (e) liable to the Tenant beyond the Successor Landlord's interest in the Complex and the rents, income, receipts, revenues, issues and profits issuing from the Complex, (f) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by the Tenant, or (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

        9.2 Modifications. If any Superior Lessor or Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights or increase any of Tenant's obligations under this Lease. In addition, and notwithstanding
Section 9.1 to the contrary, any Superior Lessor or Superior Mortgagee may, at its option, subordinate the Superior Lease or Superior Mortgage of which it is the lessor or holder to this Lease by giving Tenant ten (10) days prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such Superior Lease or Superior Mortgage and no other documentation shall be necessary to effect such change.


                                   ARTICLE 10

                            Miscellaneous Provisions

        10.1 Notices. All notices, requests, demands, consents, approvals or other communications to or upon the respective parties hereto shall be in writing and delivered by hand or mailed by certified or registered mail, return receipt requested, or a nationally recognized courier service that provides a receipt for delivery such as Federal Express, United Parcel Service or U.S. Postal Service Express Mail and shall be effective on the date delivered (or the first date such delivery is attempted and refused) in writing to the party to which such notice, request, demand, consent, approval or other communication is required or permitted to be given or made under this Lease, addressed if intended for Landlord, to the Original Address of Landlord set forth in Section 1.1 of this Lease with a copy by regular mail to Warren M. Heilbronner, Esq., Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109 (or to such other address or addresses as may from time to time hereafter be designed by Landlord by like notice); and if intended for Tenant, addressed to Tenant at the Original Address of Tenant set forth in
Section 1.1 of this Lease until the Commencement Date and thereafter to the Premises and in either case with a copy to Frederick Muto, Esq., Cooley, Godward, 4365 Executive Drive, Suite 1100, San Diego, CA 92121 (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice). Notices from Landlord may be given by Landlord's Agent, if any, or Landlord's attorney.

        10.2 Quiet Enjoyment; Landlord's Right to Make Alterations, Etc. Landlord agrees that, upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord reserves the right at any time and from time to time, without the same constituting breach of Landlord's covenant of quiet enjoyment or an actual or constructive eviction, and without Landlord incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, improvements, repairs or replacements in or to the interior and exterior of the Building (including the Premises) and the fixtures and equipment thereof, and in or to the Building or the Complex, or properties adjacent thereto, as Landlord may deem necessary or desirable, and to change (provided that there be no unreasonable obstruction of the right of access to the Premises by Tenant and that Landlord use commercially reasonable efforts to minimize, to the extent practical, any interference with the conduct of business at the Premises) the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, or other common areas of the Building and the Complex. Landlord shall give Tenant reasonable prior notice of any alterations which shall adversely affect Tenant in any material respect.

        Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer Landlord reasonably believes is entitled to such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

        10.3 Lease Not to be Recorded. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be acceptable for recording with the land records of the governmental entity responsible for keeping such records. In no event shall such document set forth the rent or other charges payable by Tenant pursuant to this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

        10.4 Assignment of Rents and Transfer of Title; Limitation of Landlord's Liability. With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, whether absolute or conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder (subject to the limitations set forth in Section 9.1) only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

        The term "Landlord" as used in this Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Complex, and in the event of any transfer or transfers of such title to said property, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Complex. Notwithstanding the foregoing, in no event shall the acquisition of Landlord's interest in the Building or the Complex by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Building or the Complex back to Landlord or the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder. Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. The seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until such purchaser expressly assumes in writing the Landlord's obligations hereunder.

         Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Complex, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

        10.5 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty
(30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder. In no event shall Landlord ever be liable to Tenant for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Tenant from whatever cause.

        Where provision is made in this Lease for Landlord's consent and Tenant shall request such consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction (and reimbursement of Tenant's reasonable legal fees and other out-of-pocket expenses incurred in successfully obtaining a final, unappealable injunction against Landlord), and that such remedy shall be available only in those cases where Landlord is expressly required not to withhold its consent unreasonably.

        10.6 Notice to Mortgagee and Ground Lessor. After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of

Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

        10.7 Building or Complex Name Change. Landlord shall have the right to change the name of the Building or the Complex at any time and Tenant expressly waives any and all claims for damages against Landlord resulting therefrom.

        10.8 Parking. So long as this Lease is in force and effect, Landlord shall maintain a ratio of 3.28 space(s) in the parking areas in the Complex for every 1,000 rentable square feet located within the Complex. All parking shall be provided without charge on an unreserved un-assigned basis.

        10.9 Brokerage. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease other than Irving Hughes Group, Inc., and in the event of any brokerage claims or liens against Landlord or the Property predicated upon or arising out of prior dealings with Tenant including any claim or lien by Irving Hughes Group, Inc. (which commission Tenant agrees to pay in full), Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

        10.10 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the state or district in which the Complex is located and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which shall expressly refer to this Lease. All understandings and agreements heretofore made between the parties are merged in this Lease and any other such written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other such written agreement(s) made concurrently herewith. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and Tenant shall have no right to the Premises hereunder until the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons are named as Tenant herein, each of such persons shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having com menced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent covenant and a condition and time is of the essence with respect to the exercise of any of Tenant's rights under this Lease. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment of Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

        WITNESS the execution hereof under seal on the day and year first above written.

                                        Landlord:

                                        HUB PROPERTIES TRUST


                                        By:  /s/ DAVID J. HEGARTY
                                             --------------------------------
                                                 David J. Hegarty, President


                                        Tenant:

                                        SIGNAL PHARMACEUTICALS, INC.


                                        By:  [SIG]
                                             --------------------------------

                                    EXHIBIT A

                                   [GRAPHIC]

                                    EXHIBIT B

                              RULES AND REGULATIONS

      1. The sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in or about the Building shall not be obstructed by Tenant or used by Tenant for any purpose other than for access to the Premises and the common areas.

      2. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building. No signs, advertisements, placards, pictures, names, notices, or lettering shall be exhibited, inscribed, painted or fixed by Tenant on any window or part of the outside or inside of the Building or the Complex without the prior consent of Landlord.

      3. All window coverings shall be of a uniform shape, color, material and design as prescribed by Landlord.

      4. Tenant shall not place a load upon any floor of the Building exceeding the lesser of the floor load which such floor was designed to carry or that allowed by law.

      5. Tenant shall not waste electricity or water in the Build ing and shall cooperate fully with Landlord to assure the most effective operation of the Building HVAC system.

      6. No additional or different locks or bolts shall be affixed on doors by Tenant without reasonable prior notice to Landlord. Tenant shall return all keys to Landlord upon termination of Tenant's lease. Tenant shall not allow peddlers, solicitors or beggars in the Building.

      7. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

      8. No vehicles or animals (except a seeing-eye dog) shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing (as opposed to development) or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

      9. Tenant shall not engage or pay any employees of the Building without approval from the Landlord. Tenant shall not employ any persons other than the janitor or employees of Landlord for the purpose of cleaning Premises without the prior written consent of Landlord.

      10. All removals from the Building or the carrying in or out of the Premises of any freight, furniture or bulky matter of any description which removal involves loading docks or other common areas or facilities of the Building must take place at such time and in such manner as Landlord may determine from time to time.

Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the rules and regulations or provisions of Tenant's lease. Heavy objects shall, if considered necessary by Landlord, stand on reinforcing plates of such thickness and size as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause and all damage done to the Building by moving or maintaining any such property shall be repaired at the sole cost and expense of Tenant.

      11. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

      12. Tenant shall, at Tenant's expense, provide artificial light and electric current for the Landlord and/or its contractors, agents and employees during the making of repairs, alterations, additions or improvements in or to the demised premises.

      13. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant. Any equipment or apparatus within the Premises, including, without limitation, x-ray effluent drains, shall be maintained by Tenant throughout the term hereof, at Tenant's sole cost and expense.

      14. Tenant may request HVAC service outside of Normal Building Operating Hours by submitting a request in writing to the Building Manager's office by noon of the preceding workday.

      15. Landlord reserves the right to establish, modify and enforce parking rules and regulations.

      16. All refuse from the Premises shall be disposed of in accordance with the requirements established therefor by Landlord and no dumpster shall be overloaded by Tenant.

      17. A Building directory will be provided for the display of the name and location of the Tenant named on the Lease and Landlord reserves the right to exclude any other names therefrom. Tenant shall be entitled to initial listings on the directory for each Tenant indicated on the Lease. Additional listings thereafter, if approved in writing by Landlord, shall be at the sole cost and expense of the Tenant. Landlord's acceptance of any name for listing on the building directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the demised Premises. All orders for directory listings should be given to Landlord in writing by Tenant. No oral orders, changes, additions or deletions shall be accepted by Landlord.

      18. Landlord will direct electricians and telephone installers as to where and how electrical and telephone wires are to be installed by Tenant except where Landlord has previously reviewed and approved such plans. No boring or cutting for wires will be allowed without the written consent of the Landlord.

      19. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

      20. No air conditioning or heating unit or other similar apparatus shall be installed or used by any Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed provided that such installation or use shall not affect the HVAC system or its operation, or any other mechanical, electrical, plumbing or structural element or system of the Building.

      21. All doors opening onto public corridors and stairwells shall be kept closed as required by state and local fire codes, except when being used for ingress and egress, and shall be securely locked by Tenant before leaving the Premises.

      22. No cooking shall be done or permitted by Tenant on the Premises and no vending machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

      23. No smoking is allowed in the Building (including the Premises) or any other building or structure in the Complex.

      24. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Complex, Buildings or Premises or those having business with them by the use of any musical instrument, radio, stereo, television or in any other way.

      25. The requirements of Tenant to which it is entitled hereunder will be attended to only upon application at the Building office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special written instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office, or sign acceptance of delivery for any Tenant, without written specific instructions from Tenant.

      26. Landlord shall furnish restroom supplies for public area restrooms only. Tenant shall purchase supplies for any toilet rooms within such Tenant's Premises and shall not be allowed to supply its private toilet areas from Building supplies.

      27. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional rules and regulations when in its judgment reasonably exercised Landlord deems it necessary, desirable or proper for its best interest and for the best interest of tenants and other occupants and invitees thereof. No alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant. Landlord shall not be responsible to any Tenant for the non-observance or violation by any other Tenant however resulting of any rules or regulations at any time prescribed for the Building. In the event of any conflict between these Rules and Regulations, or any further or modified rules and regulations from time to time issued by Landlord, and the Lease provisions, the Lease provisions shall govern and control.

                                    EXHIBIT C

                            ALTERATIONS REQUIREMENTS

A.    General

      1. All alterations, installations or improvements ("Alterations") to be made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld or delayed.

      2. Tenant shall, prior to the commencement of any Alterations, submit for Landlord's written approval, complete plans of the Premises, or of the floor on which the Alterations are to occur, including mechanical, electrical, plumbing and architectural drawings. Drawings are to be complete with full details and specifications for all of the Alterations and shall be stamped by an architect licensed in the state or district in which the Complex is located certifying compliance with building codes.

      3. The proposed Alterations must comply with the building code in effect for the City of San Diego and the requirements, rules and regulations and any governmental agencies having jurisdiction.

      4. No work shall be permitted to commence without the Landlord being furnished with a valid permit from the building department and/or other agencies having jurisdiction in the City of San Diego.

      5. All demolition, removals or other categories of work that may inconvenience other tenants or disturb Building operations, must be scheduled and performed before or after Building hours (unless Landlord agrees otherwise) and Tenant shall provide the Building manager with at least 24 hours' notice prior to proceeding with such work.

      6. All inquiries, submissions, approvals and all other matters shall be processed through the Building manager.

B.    Prior to Commencement of Work

      1. Tenant shall submit to the Building manager a request to perform the Alterations. The request shall include the following enclosures:

             (i)      A list of Tenant's contractors and/or
             subcontractors for Landlord's approval.

             (ii) Three complete sets of plans and specifications properly stamped by a registered architect or professional engineer certifying compliance with applicable building codes.

             (iii) A properly executed building permit application form.

             (iv) Four executed copies of the Insurance Requirements agreement in the form set forth in Exhibit D from Tenant's contractor and if requested by Landlord, from the contractor's subcontractors.

             (v) Contractor's and subcontractor's insurance certificates including an indemnity in accordance with the Insurance Requirements agreement.

      2. Landlord will return the following to Tenant:

             (i) Plans approved or returned with comments (Such approval or comments shall not constitute a waiver of Building Department approval or approval of other governmental agencies).

             (ii)     Two fully executed copies of the Insurance
             Requirements agreement.

      3. Tenant shall obtain a building permit from the building department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original building permit on the Premises prior to the commencement of any work. All Alterations shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection. Landlord shall notify Tenant if it estimates that the expense of supervision and inspection for any project shall exceed $1,000, if Tenant shall first request such estimate.

C.    Requirements and Procedures

      1. All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

      2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

      3. Elevator service for construction work shall be charged to Tenant at standard Building rates. Prior arrangements for elevator use shall be made with the Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, such engineer shall be paid for by Tenant.

      4. If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall not be undertaken without prior approval of Landlord. No work will be performed in Building mechanical equipment rooms without Landlord's approval and, if required by Landlord, under Landlord's supervision.

      5. Tenant's contractor shall:

             (i) have a superintendent or foreman on the Premises at all times;

             (ii) police the job at all times, continually keeping the Premises orderly;

             (iii) maintain cleanliness and protection of all areas, including elevators and lobbies;

             (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

             (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building HVAC system; and

             (vi)     avoid the disturbance of other tenants.

      6. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for any necessary or appropriate corrective work.

      7. All equipment and installations must be equal to the Building standards. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord.

      8. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

      9. Upon completion of the Alterations, Tenant shall submit to Landlord the final Department of Building and Safety permit card and final approval by all other governmental agencies having jurisdiction.

      10. Tenant shall submit to Landlord a final "as-built" set of sepia drawings showing all items of Alterations in full detail.

      11. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

                                    EXHIBIT D

                       CONTRACTOR'S INSURANCE REQUIREMENTS


Building:

Tenant:

Premises:

      The undersigned contractor or subcontractor ("Contractor") has been hired by the tenant or occupant (hereinafter called "Tenant") of the Building named above or by Tenant's contractor to perform certain work ("Work") for Tenant in the Premises identified above. Contractor and Tenant have requested the undersigned landlord ("Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

      1. Contractor agrees to indemnify and save harmless the Landlord, and if Landlord is a general or limited partnership each of the partners thereof, and if Landlord is a nominee trust the trustee(s) and all beneficiaries thereof, and all of their respective officers, employees and agents, from and against any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including death, at any time resulting therefrom and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law or where such losses and expenses arise from the gross negligence or willful misconduct of Landlord or its agents or servants (and any such prohibition shall not void this agreement but shall be applied only to the minimum extent required by law).

      2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

             (a) Workmen's Compensation and Employers Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability
      Insurance.

             (b) Commercial General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this agreement) for not less than the following limits:

      Bodily Injury:                      $2,000,000 per person
                                          $2,000,000 per occurrence

      Property Damage:                    $2,000,000 per occurrence
                                          $2,000,000 aggregate

      (c) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
      Work) for not less than the following limits:

      Bodily Injury:                      $2,000,000 per person
                                          $2,000,000 per occurrence

      Property Damage:                    $2,000,000 per occurrence.

      Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

      3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

             (a) Commercial General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

             (b) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

      Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

      Agreed to and executed this      day of              , 19  .
                                  ----        -------------    --

Contractor:                               Landlord:

                                          BY:
                                             -----------------------------------

                                          BY:
                                             -----------------------------------

                                    EXHIBIT E

                               CLERK'S CERTIFICATE


      I, Brad Gordon, the duly elected and acting [Secretary/Clerk] of Signal Pharmaceuticals California, a corporation (the "Corporation"), hereby certify that:

      (A) at a meeting of the board of directors of the Corporation held on November 4, 1997 in accordance with law and the Bylaws of the Corporation the following resolutions were duly adopted:

      VOTED:         a.     To approve a lease of approximately 10,888
      rentable square feet of space for terms of 6 years with respect to Suite 100 in the building commonly known as 5626 Oberlin Drive in San Diego, which lease grants the Corporation an option to extend the term for n/a terms of n/a years each, substantially in the form of the draft presented at this meeting, a copy of which shall be placed on file in the office of the [Secretary/Clerk] and be incorporated by reference in this vote;

                     b. To authorize Brad Gordon and Alan Lewis, or any one of them (each hereinafter referred to as a "Signatory"), to execute and deliver in the name and on behalf of the Corporation the above-described lease and to execute and deliver all other documents, agreements and instruments, including, without limitation, notices of lease, and to take all other actions with respect to the foregoing which any Signatory, in such Signatory's discretion, shall determine to be necessary or appropriate to effect or secure the transactions contemplated herein, the execution and delivery of any of the foregoing or the taking of any such action to be conclusive evidence of such Signatory's determination and of the Signatory's authority so to do granted by this vote;

      (B) as of this date the following individuals are duly elected and qualified officers of the Corporation holding at this date, the offices specified next to their names and the signature next to each such name is such individual's true signature.

NAME                               OFFICE                     SIGNATURE

Bradley Gordon                CFO                      /s/ BRAD GORDON
-----------------------       --------------------     -------------------------
Alan J. Lewis                 President/CEO            /s/ ALAN LEWIS
-----------------------       --------------------     -------------------------
Carl F. Bobkoski              E.V.P                    /s/ CARL BOBKOSKI
-----------------------       --------------------     -------------------------
David Anderson                V.P. R&D                 /s/ DAVID ANDERSON
-----------------------       --------------------     -------------------------

      (C) The form of lease attached to this Certificate is the form referred to in the foregoing vote.

      (D) The resolutions set forth above are unmodified and continue to be in full force and effect and the Corporation has adopted no other resolutions in respect of the subject matter thereof.

      In witness whereof, I have hereunto set my hand and affixed the seal of the Corporation this day of , 19 .


                                        [SIG]
                                        ----------------------------------------
                                          [Secretary/Clerk]



[SEAL]